UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2018

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Wells Fargo & Company (the “Company”) held its annual meeting of shareholders on April 24, 2018. At the meeting, shareholders elected all 12 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2018 proxy statement; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018. The shareholders did not approve the three shareholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

DIRECTOR	FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

John D. Baker II	3,517,007,612	89.91%	394,562,755	15,859,495	452,720,173

Celeste A. Clark	3,869,385,671	98.90%	42,905,078	15,139,113	452,720,173

Theodore F. Craver, Jr.	3,867,601,279	98.89%	43,483,993	16,344,590	452,720,173

Elizabeth A. Duke	3,806,611,128	97.28%	106,408,704	14,410,030	452,720,173

Donald M. James	3,709,547,031	94.90%	199,199,072	18,683,000	452,720,932

Maria R. Morris	3,866,808,522	98.85%	44,891,214	15,729,367	452,720,932

Karen B. Peetz	3,865,905,535	98.81%	46,451,473	15,072,096	452,720,932

Juan A. Pujadas	3,868,085,210	98.88%	43,679,795	15,664,858	452,720,173

James H. Quigley	3,758,997,471	96.11%	152,331,374	16,101,017	452,720,173

Ronald L. Sargent	3,858,219,425	98.64%	53,072,308	16,137,370	452,720,932

[1]	Votes cast for the director nominee as a percentage of total votes cast for and against.

Timothy J. Sloan	3,840,362,956	98.15%	72,192,797	14,874,109	452,720,173

Suzanne M. Vautrinot	3,796,942,746	97.05%	115,261,157	15,225,960	452,720,173

Advisory Resolution to Approve Executive Compensation

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

3,630,193,113	92.43%	276,712,854	20,518,209	452,725,859

Ratify the Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2018

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

3,989,378,612	91.08%	377,680,587	13,090,836	0

Shareholder Proposal – Special Shareowner Meetings

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

1,416,743,952	36.07%	2,484,501,667	26,184,243	452,720,173

Shareholder Proposal – Reform Executive Compensation Policy with Social Responsibility

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

235,147,773	5.99%	3,661,342,897	30,933,936	452,725,430

Shareholder Proposal – Report on Incentive Compensation and Risks of Material Losses

FOR	% [2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES

853,326,406	21.73%	3,041,380,016	32,719,592	452,724,021

[2]	Votes cast for the proposal as a percentage of total votes cast for and against and abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: April 26, 2018	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Executive Vice President and Corporate Secretary

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